UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 29, 2018

DCT INDUSTRIAL TRUST INC.

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

(Exact Name of Registrants as Specified In Charter)

Maryland (DCT Industrial Trust Inc.)	001-33201	82-0538520
Delaware (DCT Industrial Operating Partnership LP)	333-195185	82-0538522
(State or Other Jurisdiction of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700 Denver, CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

DCT Industrial Trust Inc.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

DCT Industrial Operating Partnership LP

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 29, 2018, DCT Industrial Trust Inc. ( “DCT”) and Prologis, Inc. (“Prologis”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”) by and among Prologis and Prologis, L.P. (collectively, the “Prologis Parties”), on the one hand, and DCT and DCT Industrial Operating Partnership LP (collectively, the “DCT Parties”), on the other hand. The full text of the press release is attached hereto as Exhibit 99.1.

Also on April 29, 2018, DCT posted an investor presentation to its website at the Investor Relations section of http:/investors.dctindustrial.com/Corporate Profile related to the transactions contemplated by the Merger Agreement (the “Mergers”) and sent an e-mail communication to its employees with information with respect to the Mergers. The investor presentation provides information on both Prologis and DCT and an overview of the strategic rationale for the transaction. The presentation and employee communication are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number.	Description

99.1	Joint Press Release dated April 29, 2018.

99.2	Investor Presentation

99.3	Employee Communication

ADDITIONAL INFORMATION

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Prologis will file a registration statement on Form S-4, which will include a document that serves as a prospectus of Prologis and a proxy statement of DCT (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to DCT’s shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Prologis or DCT. The documents filed by Prologis with the SEC may be obtained free of charge at the Investor Relations section of Prologis’s website at www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1 San Francisco, CA 94111 or by telephone at 415-394-9000. The documents filed by DCT with the SEC may be obtained free of charge at DCT’s website at the Investor Relations section of http:/investors.dctindustrial.com/Corporate Profile or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from DCT by requesting them from Investor Relations by mail at 555 17th Street, Suite 3700 Denver, CO 80202, or by telephone at 303-597-1550.

PARTICIPANTS IN THE SOLICITATION

DCT and Prologis and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about DCT’s directors and executive officers is available in DCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its proxy statement dated March 21, 2018, for its 2018 Annual Meeting of Shareholders. Information about Prologis’s directors and executive officers is available in Prologis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its proxy statement dated March 22, 2018, for its 2018 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or DCT as indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit Number.	Description

99.1	Joint Press Release dated April 29, 2018.

99.2	Investor Presentation

99.3	Employee Communication

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

Date: April 30, 2018	/s/ John G. Spiegleman
John G. Spiegleman
Executive Vice President and General Counsel

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

By: DCT Industrial Trust Inc., its general partner

Date: April 30, 2018	/s/ John G. Spiegleman
John G. Spiegleman
Executive Vice President and General Counsel